UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------
                                   FORM 8-K/A
                                (Amendment No.1)
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 7, 2005

                                 ---------------

                           PARALLEL TECHNOLOGIES, INC.
                     ---------------------------------------
               (Exact name of Registrant as specified in charter)

         Nevada                       0-19276                   13-3140715
------------------------       --------------------       ----------------------
(State of Incorporation)       (Commission File No.)          (IRS Employer
                                                          Identification Number)

1 Shuang Qiang Road, Jinzhou, Dalian, People's Republic of China     116100
----------------------------------------------------------------  --------------
            (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:    (011)-86-411-8770-3333
                                                       ----------------------

                                c/o Glenn Little
                              211 West Wall Street
                              Midland, Texas 79701
                                 (432) 682-1761
                              --------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written   communications   pursuant   to  Rule  425  under  the   Securities
   Act(17CFR230.425)

[] Soliciting   material   pursuant  to  Rule14a-12   under  the  Exchange  Act
   (17CFR240.14a-2)

[] Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17CFR240.14d-2(b))

[] Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17CFR240.13e-4(c))

                                Explanatory Note


This Amendment is being filed to file exhibit 16.2 as part of the Form 8-K.


Item 9.01  Financial Statements and Exhibits

Exhibit    Description of Exhibit

16.2 Letter dated December 13, 2005 from S.W. Hatfield, CPA to the Securities and Exchange Commission.

                            SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 19, 2005


                                          Parallel Technologies, Inc.
                                          (Registrant)

                                          By: /s/ Wenbing Chris Wang
                                              ----------------------------
                                              Wenbing Chris Wang
                                              Chief Financial Officer